Exhibit 10.5

EXECUTION COPY

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “Agreement”) is dated and effective as of September 30, 2010 (the “Effective Date”) and is by and among the following parties (collectively, the “Parties” and, each, a “Party”):

(a)	Motorola, Inc., a Delaware corporation (“Motorola”);

(b)	Iridium Satellite LLC, a Delaware limited liability company (“Iridium Satellite”);

(c)	Iridium Holdings LLC, a Delaware limited liability company (“Iridium Holdings”); and

(d)	Iridium Communications Inc., a Delaware corporation (“Iridium Communications”).

WHEREAS, Motorola and Iridium Satellite entered into that certain Senior Subordinated Term Loan Agreement (the “Loan Agreement”) and that certain Intellectual Property Rights Agreement (the “IPR Agreement”), each dated as of December 11, 2000;

WHEREAS, Motorola and Iridium Holdings entered into that certain Guaranty (the “Original Guaranty”), dated as of December 11, 2000;

WHEREAS, Motorola, Iridium Satellite and Iridium Holdings entered into that certain Transition Services, Products and Assets Agreement, dated as of December 11, 2000, and as amended (the “TSA”);

WHEREAS, Motorola and SE Licensing LLC (“SEL”), an affiliate of Iridium Satellite, entered into that certain Subscriber Equipment Technology Agreement (Design) (the “Design SETA”) and that certain Subscriber Equipment Technology Agreement (Manufacturing) (the “Mfg SETA”), each dated as of September 30, 2002 (collectively, including any amendments thereto referred to as the “SETAs”);

WHEREAS, a dispute has arisen between the Parties over Iridium Satellite’s and Iridium Holdings’ respective compliance with their obligations under the Loan Agreement and the Original Guaranty (the “Dispute”);

WHEREAS, Motorola has filed suit in the Circuit Court of Cook County, Illinois - Chancery Division regarding the Dispute (the “Litigation”);

WHEREAS, the Parties wish to resolve the Dispute, along with any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that one Party may have against any other Party arising from or in any way related to the Loan Agreement, Original Guaranty, TSA, IPR Agreement, SETAs (collectively, the “Transaction Agreements”) and the subject matter thereof;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WHEREAS, the Parties have negotiated a settlement of the Dispute, along with any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that one Party may have against any other Party arising from or in any way related to the Transaction Agreements and the subject matter thereof, in good faith as provided for in this Agreement and, accordingly, the Parties will mutually release each other from any and all obligations relating to the Dispute and the Transaction Agreements as set forth herein;

WHEREAS, concurrently with the execution of this Agreement, the Parties are executing (a) the System Intellectual Property Rights Amendment and Agreement (the “NEXT IPR Agreement”), (b) the Supplemental Subscriber Equipment Technology Amendment and Agreement (the “NEXT SETA”) and (c) the Amended and Restated TSA (the “Amended and Restated TSA”) (collectively, the “Ancillary Agreements”); and

WHEREAS, concurrently with the execution of this Agreement, (a) Iridium Satellite is executing a Promissory Note in favor of Motorola in the form of Exhibit A hereto (the “Iridium Note”), (b) Iridium Holdings and Iridium Communications Inc. are executing a Guaranty in favor of Motorola in the form of Exhibit B hereto, (c) Iridium Satellite and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”) are executing a Security Agreement in the form of Exhibit C hereto, (d) Iridium Satellite, the Collateral Agent and Bank of America, N.A. are executing a Deposit Account Control Agreement in the form of Exhibit D hereto, and (e) Iridium Satellite, the Collateral Agent, Motorola and Societe Generale are executing a Collateral Agency and Priority Agreement in the form of Exhibit E hereto (collectively, the “Iridium Note Documents”).

NOW THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Recitals. All of the above recitals are hereby incorporated into this Agreement by reference as though set forth herein verbatim.

2. Definitions. For the purpose of this Agreement:

(a) “Motorola Parties” shall mean and include Motorola, and all of its predecessors, successors, assigns, parents, divisions, subsidiaries and affiliates, including, but not limited to, Motorola Mobility Holdings, Inc. and Motorola Mobility, Inc.

(b) “Iridium Parties” shall mean and include Iridium Satellite, Iridium Holdings, Iridium Communications, and all of their respective predecessors, successors, assigns, parents, divisions, subsidiaries and affiliates, including, but not limited to, SEL.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3. Payment by Iridium. In consideration of Motorola’s execution of this Agreement and the Ancillary Agreements, Iridium Satellite will pay Motorola a total sum of Forty-Six Million and 00/100 Dollars ($46,000,000) (the “Settlement Amount”), such payment consisting of a one-time payment of Twenty-Three Million and 00/100 Dollars ($23,000,000) to be paid within one business day of the Effective Date (the “Initial Payment”), with the remaining Twenty-Three Million and 00/100 Dollars ($23,000,000) to be paid pursuant to the terms of the Iridium Note Documents that will be executed on the Effective Date. The Initial Payment shall be paid in the form of a wire transfer of immediately available funds to:

Bank:	[***]
Address:	[***]
Swift Code:	[***]
ABA No.:	[***]
Account No.:	[***]
Account Name:	Motorola Inc.
Reference:	Iridium Initial Settlement Payment

4. Dismissal by Motorola. Within five (5) business days after payment of the Initial Payment, Motorola shall dismiss the Litigation, with prejudice, and shall promptly cause to be filed with the Circuit Court of Cook County, Illinois - Chancery Division a notice and order effecting such dismissal and any other papers that such court may require.

5. Ancillary Agreements and Iridium Note Documents. Concurrently with the execution of this Agreement, the applicable Parties shall execute and deliver, and, to the extent necessary, cause SEL to execute and deliver, the Ancillary Agreements and the Iridium Note Documents.

6. Termination of Loan Agreement and Original Guaranty. Upon full payment and satisfaction of the Initial Payment, the Loan Agreement and the Original Guaranty shall terminate automatically in their entirety and shall thereafter be of no further force or effect.

7. Termination and Release of Section 2.8 of IPR Agreement. The Iridium Parties acknowledge and agree that upon full payment and satisfaction of the Initial Payment (a) Section 2.8 of the IPR Agreement shall terminate automatically and shall thereafter be of no further force or effect, and (b) the Iridium Parties waive, irrevocably release, and forever discharge the Motorola Parties of any rights or claims the Iridium Parties now have, ever had, or hereafter may have under such Section 2.8 of the IPR Agreement.

8. Release of Claims.

(a) Except for the rights and obligations created by this Agreement and the Ancillary Agreements, and upon receipt of the Initial Payment, Motorola, for itself and on behalf of all of the Motorola Parties, including the Motorola Parties’ current or past officers, directors, agents, employees, shareholders, attorneys, insurers, assigns, licensors, predecessors and representatives (all of whom are hereinafter collectively called the “Motorola Releasors”), does hereby irrevocably release and forever discharge the Iridium Parties and each of them, including their present and former parents, subsidiaries, predecessors, successors, assigns, and any present or former officers, directors, agents, representatives and employees of the Iridium Parties or of the Iridium Parties’ present and former parents, subsidiaries, predecessors, and each of their successors and assigns (“Iridium Releasees”), of and from any and all manner of claims, charges, claims for relief, suits, actions or causes of action, debts, amounts, demands, and liability of every kind and nature, known or unknown, suspected or unsuspected, fixed or contingent, in law or in equity, which the Motorola Releasors or any of them now have or hereafter may

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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have (i) arising out of, in connection with or in any way relating to the Dispute, the Loan Agreement or the Original Guaranty or the subject matter thereof and (ii) solely with respect to events and circumstances that have occurred on or before the Effective Date, arising out of, in connection with or in any way relating to the IPR Agreement, TSA, the SETAs or the subject matter thereof.

(b) Except for the rights and obligations created by this Agreement and the Ancillary Agreements, each of Iridium Satellite, Iridium Holdings, and Iridium Communications, for itself and on behalf of all of the Iridium Parties, including the Iridium Parties’ current or past officers, directors, agents, employees, shareholders, attorneys, insurers, assigns, licensors, predecessors and representatives (all of whom are hereinafter collectively called the “Iridium Releasors”), does hereby irrevocably release and forever discharge the Motorola Parties (including Motorola Mobility Holdings, Inc. and Motorola Mobility, Inc.) and each of them, including their present and former parents, subsidiaries, predecessors, successors, assigns, and any present or former officers, directors, agents, representatives and employees of the Motorola Parties or of the Motorola Parties’ present and former parents, subsidiaries, predecessors, and each of their successors and assigns (“Motorola Releasees”), of and from any and all manner of claims, charges, claims for relief, suits, actions or causes of action, debts, amounts, demands, and liability of every kind and nature, known or unknown, suspected or unsuspected, fixed or contingent, in law or in equity, which the Iridium Releasors or any of them now have or hereafter may have (i) arising out of, in connection with or in any way relating to the Dispute, the Loan Agreement, the Original Guaranty, Section 2.8 of the IPR Agreement, or the subject matter thereof, and (ii) solely with respect to events and circumstances that have occurred on or before the Effective Date, arising out of, in connection with or in any way relating to the IPR Agreement, TSA, the SETAs or the subject matter thereof.

9. Scope of Releases. The releases contained in the above Paragraphs 7 and 8 of this Agreement include an express, informed, knowing, and voluntary waiver and relinquishment to the fullest extent permitted by law. The Parties acknowledge that they may have sustained damages, losses, costs, or expenses which are presently unknown or unsuspected, and that such damages, losses, costs, or expenses as may have been sustained may give rise to additional damages, losses, costs, or expenses in the future. The Parties further acknowledge that they have negotiated this Agreement taking into account presently unsuspected and unknown claims, counterclaims, causes of action, damages, losses, costs, and expenses arising from or relating to the Dispute, the Litigation, and any dispute that has arisen or may arise relating to any of the Transaction Agreements, including, but not limited to, Section 2.8 of the IPR Agreement. The Parties voluntarily and with full knowledge of its significance, expressly waive and relinquish any and all rights they may have under any constitutional provisions, state or federal statute, rule or common law principle, in law or equity, relating to limitations on releases.

10. No Pending or Future Lawsuits. Except for the Litigation described above, the Parties represent that they have no lawsuits, claims, complaints or actions pending in their name, or on behalf of any other person or entity, against any other Party or any other person or entity referred to herein in any court or other proceeding, or before any government agency or entity.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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The Parties also represent that they do not presently intend to bring any claims or complaints on their own behalf or on behalf of any other person or entity against any other Party or any other person or entity referred to herein in any court or other proceeding, or before any government agency or entity, relating to any conduct arising from, growing out of, or in any way connected with the Dispute, the Litigation, or any of the Transaction Agreements, including, but not limited to, Section 2.8 of the IPR Agreement.

11. Non-Disparagement. Each Party will not, and will use commercially reasonable efforts to cause its senior executives not to, make any statements to third parties, orally or in writing, that disparage or are derogatory to any other Party or its products; provided, however, the foregoing shall not prevent any Party from making statements about the products and services of any other Party (including in comparative marketing), orally or in writing, that such Party reasonably believes to be demonstrably correct. A violation of this paragraph shall not be deemed a material breach of this Agreement.

12. No Admission of Liability. It is agreed that this Agreement and the Ancillary Agreements are not, and shall not be construed as, an admission of any wrongdoing or liability of any kind on the part of any Party hereto or any of their respective affiliates.

13. Attorneys’ Fees and Costs. The Parties will bear their own costs, attorneys’ fees and expenses in connection with preparing this Agreement and the Ancillary Agreements; provided, however, in the event any action is brought to enforce this Agreement, the prevailing party shall be entitled to recover, in addition to any other amounts awarded, its reasonable attorneys’ fees and other related reasonable litigation costs and expenses. The respective provisions of the Iridium Note Documents will govern the payment of costs, attorneys’ fees and expenses in connection with preparing the Iridium Note Documents and in any action brought to enforce the Iridium Note Documents.

14. Tax Consequences. No Party makes any representation or warranty with respect to the tax consequences of the payment of the Settlement Amount to Motorola under the terms of this Agreement.

15. Choice of Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to or application of conflict of law rules or principles. Any dispute or claim arising out of or in connection with this Agreement shall be adjudicated in a State or Federal Court located in Cook County, Illinois and each of the Parties irrevocably consents to the exclusive jurisdiction and venue of any such court.

16. Notification. For all purposes of this Agreement, notice to the Parties shall be provided as follows:

To Motorola:

Motorola, Inc.

1303 East Algonquin Road

Schaumburg, Illinois 60196

Attn: General Counsel

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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with copies (which copies shall not constitute notice hereunder) to:

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, Illinois 60601

Attn: Oscar A. David

To Iridium Satellite or Iridium Holdings:

Iridium Satellite LLC

1750 Tysons Boulevard

Suite 1400

McLean, Virginia 22102

Attn: John Brunette, General Counsel

with copies (which copies shall not constitute notice hereunder) to:

Sidley Austin LLP

1 South Dearborn Street

Chicago, Illinois 60603

Attn: Jeffrey S. Rothstein

17. Authority. Each of the Parties represents and warrants that the person signing below on its behalf has the authority to act on its behalf and to bind it and all who may claim through it to the terms and conditions of this Agreement.

18. No Prior Assignment. Each Party to this Agreement covenants that it has full and complete authority to enter into this Agreement; and that the Party has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation, demand, or liability covered thereby.

19. Assignment. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns. No Party may assign this Agreement or any of its rights or obligations under this Agreement without the prior written approval of the other Parties, which will not be unreasonably withheld, except that Motorola may assign this Agreement (i) to an affiliate; or (ii) in connection with an acquisition, merger, consolidation, reorganization, or similar transaction, or any divestiture or other separation of a Motorola business.

20. Third-Party Beneficiaries. Except as expressly stated in this Agreement, the Parties do not intend to make any person or entity who is not a Party to this Agreement a beneficiary thereof, and this Agreement shall not be construed to be made for the benefit of any person or entity not expressly provided for herein or therein; provided, however, this Agreement shall directly inure to the benefit of Motorola Mobility Holdings, Inc. and Motorola Mobility, Inc., including its permitted successors and assigns, and said entities shall be deemed third-party beneficiaries of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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21. Entire Agreement. This Agreement contains the entire agreement among the Parties and their affiliates and supersedes and cancels any other previous oral and written agreements, discussions, communications, negotiations, commitments and writings with respect to the subject matter hereof. The terms and conditions of this Agreement may be altered, modified, changed or amended only by a written agreement executed by duly authorized representatives of each of the Parties.

22. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

23. Construction. Interpretation of this Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, (b) references to “dollars” and “$” shall mean U.S. dollars, (c) the word “including” and words of similar import shall mean “including without limitation,” unless otherwise specified, (d) the word “or” shall not be exclusive, (e) the headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement, (f) references to an agreement, instrument or other document mean such agreement, instrument or document as amended, supplemented or otherwise modified from time to time, prior to, on or after the Effective Date, to the extent permitted by the provisions thereof and this Agreement, and (g) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

24. Counterparts. This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original. Delivery by facsimile or by email in PDF format shall be sufficient for purposes of this Paragraph.

25. Press Release. The Parties have agreed to issue a press release regarding the details of the settlement of the Dispute and this Agreement in the form attached hereto as Exhibit F. The Parties shall cooperate as to the timing and the means of releasing such press release to the public and the news media.

26. Survival of Representations and Warranties. The representations and warranties of each Party contained in this Agreement shall survive the execution of this Agreement; provided, however, that such representations and warranties shall be made as of the Effective Date.

(The remainder of this page is intentionally left blank.)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Execution Version

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement effective as of the date set forth above.

Motorola, Inc.

By:	/s/ Loren S. Minkus

Name:	Loren S. Minkus

Title:	Director Portfolio Management

Iridium Satellite LLC

By:	/s/ John S. Brunette

Name:	John S. Brunette

Title:	Chief Legal & Administrative Officer

Iridium Holdings LLC

By:	/s/ John S. Brunette

Name:	John S. Brunette

Title:	Chief Legal & Administrative Officer

Iridium Communications Inc.

By:	/s/ John S. Brunette

Name:	John S. Brunette

Title:	Chief Legal & Administrative Officer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Version

EXHIBIT A

Refer to Exhibit 10.6 to the Issuer’s

Annual Report on Form 10-K for the year ended December 31, 2010

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

GUARANTY

GUARANTY dated as of September 30, 2010 (this “Guaranty”) made by Iridium Holdings LLC, a Delaware limited liability company (“Iridium Holdings”), and Iridium Communications Inc., a Delaware corporation (“Iridium Communications”, and together with Holdings, the “Guarantors”), in favor of Motorola, Inc., a Delaware corporation (“Holder”).

WITNESSETH:

WHEREAS, Holder, Iridium Satellite LLC, a Delaware limited liability company (“Issuer”), and the other parties thereto are entering into that certain Settlement Agreement and Mutual Release dated as of the date hereof (including all exhibits thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Settlement Agreement”);

WHEREAS, in connection with the Settlement Agreement, Issuer is executing in favor of Holder that certain Promissory Note dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, the “Promissory Note”), and Issuer is executing in favor of Deutsche Bank Trust Company Americas, as collateral agent for the benefit of Holder, that certain Security Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, in order to induce Holder to enter into the Settlement Agreement and to accept the Promissory Note, the Guarantors have agreed to execute and deliver this Guaranty whereby each Guarantor shall guarantee the payment when due of all Liabilities (as defined below) and the performance by the Issuer of its obligations under the Promissory Note.

NOW THEREFORE, in order to induce Holder to enter into the Settlement Agreement and to accept the Promissory Note, each Guarantor agrees as follows:

Section 1. Guaranty of Payment. Each Guarantor jointly and severally unconditionally and irrevocably guarantees to Holder the punctual payment and performance of all obligations of the Issuer under the Promissory Note, the Security Agreement and any other Note Document (as defined in the Promissory Note) (collectively, the “Liabilities”). The Liabilities include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Promissory Note. Upon the failure by Issuer to pay or perform punctually any Liability, each Guarantor agrees that it shall forthwith pay to Holder the amount not so paid at the place and in the manner specified in the Promissory Note or perform the obligations of the Issuer under the Note Documents. This Guaranty is a guarantee of payment and performance and not of collection only. Holder shall not be required to exhaust any right or remedy or take any action against Issuer or any other person or entity or any collateral. Each Guarantor agrees that, as between each Guarantor and Holder, the Liabilities may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards Issuer and that in the event of a declaration or attempted declaration, the Liabilities shall immediately become due and payable by the Guarantors for the purposes of this Guaranty.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Section 2. Guaranty Absolute. Each Guarantor guarantees jointly and severally that the Liabilities shall be paid or performed strictly in accordance with the terms of the Note Documents. The liability of each Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, the Note Documents or Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of the Note Documents or Liabilities, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, any other guarantee or support document, or any exchange, release or non perfection of any collateral, for the Note Documents or Liabilities; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of the Promissory Note or Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of the Note Documents or Liabilities; and (e) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Note Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Issuer or any Guarantor.

Section 3. Guaranty Irrevocable. This Guaranty is a continuing guarantee of the payment and performance of all Liabilities now or hereafter existing under the Note Documents and shall remain in full force and effect until payment in full of all Liabilities and other amounts payable under this Guaranty and until the Promissory Note is no longer in effect.

Section 4. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by Holder on the insolvency, bankruptcy or reorganization of Issuer or otherwise, all as though the payment had not been made.

Section 5. Subrogation. Each Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Liabilities have been paid in full and the Promissory Note is no longer in effect. If any amount is paid to any Guarantor on account of subrogation rights under this Guaranty at any time when all the Liabilities have not been paid in full, the amount shall be held in trust by such Guarantor for the benefit of Holder and shall be promptly paid to Holder to be credited and applied to the Liabilities, whether matured or unmatured or absolute or contingent, in accordance with the terms hereof and of the Promissory Note. If any Guarantor makes payment to Holder of all or any part of the Liabilities and all the Liabilities are paid in full and the Promissory Note is no longer in effect, Holder shall, at such Guarantor’s request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Liabilities resulting from the payment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Section 6. Subordination. Without limiting Holder’s rights under any other agreement, any liabilities owed by Issuer to the Guarantors in connection with any extension of credit or financial accommodation by the Guarantors to or for the account of Issuer, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Liabilities. Upon the occurrence and during the continuation of any Default under the Promissory Note, the liabilities of Issuer to the Guarantors shall be collected, enforced and received by the Guarantors as trustee for Holder and shall be paid over to Holder on account of the Liabilities but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

Section 7. Payments Generally. All payments by the Guarantors hereunder shall be made in the manner, at the place and in the currency required by the Promissory Note.

Section 8. Certain Taxes. Each Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein (“Taxes”). If any Taxes are required to be withheld from any amounts payable to Holder hereunder, the amounts so payable to Holder shall be increased to the extent necessary to yield to Holder (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid. Whenever any such Tax is withheld and paid by any Guarantor, as promptly as possible thereafter, such Guarantor shall send Holder an official receipt (if available) showing payment thereof, together with such additional documentary evidence as may be reasonably required from time to time by Holder.

Section 9. Representations and Warranties. Each Guarantor represents and warrants that: (a) the execution, delivery and performance of this Guaranty by such Guarantor (i) are within such Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or similar action on the part of such Guarantor; (ii) will not violate any material agreement, material instrument, law, regulation or order applicable to such Guarantor; and (iii) do not require the consent or approval of any person or entity, including but not limited to any governmental authority, or any filing or registration of any kind except such as have been obtained or made and which are in full force and effect; (b) this Guaranty has been duly executed and delivered by such Guarantor and is the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally or by general principles of equity; and (c) in executing and delivering this Guaranty, such Guarantor has (i) without reliance on Holder or any information received from Holder and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Issuer, Issuer’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Issuer or the obligations and risks undertaken herein with respect to the Liabilities; (ii) adequate means to obtain from Issuer on a continuing basis information concerning Issuer; (iii) has reviewed copies of the Promissory Note and the other Note

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Documents; and (iv) not relied and will not rely upon any representations or warranties of Holder not embodied herein or any acts heretofore or hereafter taken by Holder (including but not limited to any review by Holder of the affairs of Issuer). Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of this Guaranty.

Section 10. Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 11. Setoff. Each Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim Holder may otherwise have, Holder shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of such Guarantor at its offices, in lawful money of the United States of America or in any other currency, against any amount payable by such Guarantor under this Guaranty which is not paid when due (regardless of whether such balances are then due to such Guarantor), in which case it shall promptly notify such Guarantor thereof; provided that Holder’s failure to give such notice shall not affect the validity thereof.

Section 12. Formalities. Each Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any Liability and any other formality with respect to any of the Liabilities or this Guaranty.

Section 13. Amendments and Waivers. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Holder and each Guarantor. No waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by Holder, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Holder to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 14. Expenses. Each Guarantor shall reimburse Holder on demand for all costs, expenses and charges (including without limitation fees and charges of external legal counsel and costs allocated by internal legal counsel) incurred by Holder in connection with the enforcement of this Guaranty. The obligations of each Guarantor under this Section shall survive the termination of this Guaranty.

Section 15. Assignment. This Guaranty shall be binding on, and shall inure to the benefit of, each Guarantor, Holder and their respective successors and assigns; provided that no Guarantor may assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing, Holder may assign, sell participations in or otherwise transfer its rights under the Promissory Note in accordance with the terms thereof to any other person or entity, and the other person or entity shall then become vested with all the rights granted to Holder in this Guaranty or otherwise.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Section 16. Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 17. Governing Law, Etc. This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to or application of conflict of law rules or principles. Any dispute or claim arising out of or in connection with this Guaranty shall be adjudicated in a State or Federal Court located in Cook County, Illinois and each of Holder (by its acceptance hereof) and Issuer irrevocably consents to the exclusive jurisdiction and venue of any such court.

Section 18. Integration; Effectiveness. This Guaranty alone sets forth the entire understanding of the Guarantors and Holder relating to the guarantee of the Liabilities and constitutes the entire contract between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Guaranty shall become effective when it shall have been executed and delivered by each Guarantor to Holder. Delivery of an executed signature page of this Guaranty by telecopy shall be effective as delivery of a manually executed signature page of this Guaranty.

Section 19. Counterparts. This Guaranty may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

Section 20. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 13(e) of the Promissory Note.

Section 21. Definitions. Capitalized terms used but not defined in this Guaranty shall have the meanings set forth in the Promissory Note or the Security Agreement, as applicable.

[signature page follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Execution Version

IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their authorized officer as of the date first above written.

IRIDIUM HOLDINGS LLC

By:

Name:	John S. Brunette

Title:	Chief Legal and Administrative Officer

IRIDIUM COMMUNICATIONS INC.

By:

Name:	John S. Brunette

Title:	Chief Legal and Administrative Officer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Version

EXHIBIT C

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of September 30, 2010, between IRIDIUM SATELLITE LLC, a Delaware limited liability company (“Grantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as collateral agent for the benefit of the Holder (as defined below) (together with any successor collateral agent appointed pursuant to the Intercreditor Agreement (as defined below), the “Collateral Agent”).

W I T N E S S T H:

WHEREAS, Motorola, Inc. (“Holder”), Grantor and the other Parties thereto are entering into that certain Settlement Agreement and Mutual Release dated as of the date hereof (including all exhibits thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Settlement Agreement”);

WHEREAS, in connection with the Settlement Agreement, Grantor is executing in favor of Holder that certain Promissory Note dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, the “Promissory Note”);

WHEREAS, in order to induce Holder to enter into the Settlement Agreement and to accept the Promissory Note, Grantor has agreed to grant to Collateral Agent for the benefit of Holder a continuing Lien on the Collateral (as hereinafter defined) to secure the obligations of Grantor under the Promissory Note; and

WHEREAS, pursuant to the Collateral Agency and Priority Agreement dated as of the date hereof (the “Intercreditor Agreement”) among Grantor, the Collateral Agent, Holder and Société Générale, as agent for the COFACE Creditors, the parties thereto have agreed to, among other things, certain rights, obligations and priorities in respect of the Collateral.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS.

(a) “Account Debtor” means any Person who may become obligated to Grantor under, with respect to, or on account of, Accounts Receivable.

(b) “Code” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

(c) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations promulgated thereunder.

(d) “Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

(e) “Obligations” means Grantor’s and each Guarantor’s present or future liability (actual or contingent) whether or not matured or liquidated, Indebtedness, loans, advances, debts, liabilities and all other obligations, howsoever arising, of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under or in connection with any Note Document, including all interest, principal, fees (including commitment fees, participation fees and fronting fees), charges, expenses, attorneys’ fees and accountants fees, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, together with any necessary attorneys’ fees and court costs.

(f) “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

(g) Capitalized terms used but not otherwise defined herein have the meanings given to them in the Promissory Note. All other capitalized terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

(h) “Uniform Commercial Code jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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2. GRANT OF LIEN.

(a) To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Collateral Agent for the benefit of Holder, a Lien upon all of its right, title and interest in, to and under the following property, whether tangible or intangible wherever located and whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor, (all of which being hereinafter collectively referred to as the “Collateral”):

(i) all Accounts Receivable;

(ii) Deposit Account number [***] at Bank of America, N.A. and all money, cash or cash equivalents from time to time deposited therein; and

(iii) all Proceeds of the foregoing and not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, the foregoing.

(b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Holder as aforesaid, Grantor hereby grants to the Collateral Agent for the benefit of Holder, a right of setoff against the property of Grantor held by the Collateral Agent, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Collateral Agent, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.

3. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to the Collateral Agent and Holder that:

(a) Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than (i) Liens in favor of the Collateral Agent for the benefit of Holder and (ii) Permitted Liens. Grantor has not filed any certificate of dissolution or liquidation, any certificate of domestication, transfer or continuance in any other jurisdiction.

(b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Grantor in favor of the Collateral Agent for the benefit of Holder pursuant to this Security Agreement or in connection with Permitted Liens.

(c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto and the execution and delivery of the Deposit Account Control Agreement with Bank of America, N.A., a perfected Lien in favor of the Collateral Agent for the benefit of Holder, on the Collateral with respect to which a Lien may be perfected by filing or by control pursuant to the Code. Grantor shall maintain in favor of the Collateral Agent for the benefit of Holder a valid and perfected first priority security interest in the Collateral free and clear of any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Liens other than (i) Liens in favor of the Collateral Agent for the benefit of Holder and (ii) Permitted Liens (including, without limitation, by filing all financing statements or other similar instruments or documents necessary under the Code (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent’s interest in the Collateral and taking such other action to perfect, protect or more fully evidence the interest of the Collateral Agent, as the Collateral Agent or Holder may reasonably request).

(d) Grantor’s name as it appears in official filings in the state of its incorporation or other organization, the type of entity of Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued, and Grantor’s state of organization or incorporation are set forth on Schedule II hereto. Grantor has only one state of incorporation or organization. Grantor has not changed it name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way and has not done business under any other name, in each case, within the past five (5) years, except that from April 2007 to April 2010, Grantor’s chief executive office was located at 6707 Democracy Boulevard, Suite 300, Bethesda, MD 20817, and prior to April 2007, Grantor’s chief executive office was located at 6701 Democracy Boulevard, Suite 300, Bethesda, MD 20817.

4. COVENANTS. Grantor covenants and agrees with the Collateral Agent and Holder, that from and after the date of this Security Agreement and until the indefeasible payment in full of the Obligations:

(a) Further Assurances.

(i) At any time and from time to time, upon the written request of the Collateral Agent or Holder and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as are necessary or as the Collateral Agent or Holder may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including filing any financing or continuation statements under the Code with respect to the Liens granted hereunder as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

(ii) Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of Holder at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral in a manner consistent with Section 2 hereof, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor. Grantor agrees to furnish any such information to the Collateral Agent and Holder promptly upon request. Grantor also ratifies its authorization for the Collateral Agent for the benefit of Holder to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto as described above if filed prior to the date hereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b) Indemnification. In any suit, proceeding or action brought by the Collateral Agent on behalf of Holder relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Grantor will save, indemnify and keep each of Collateral Agent and Holder harmless from and against all expense (including attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, except in the case of the Collateral Agent or Holder, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the Collateral Agent or Holder (as applicable) as finally determined by a court of competent jurisdiction. All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against the Collateral Agent or Holder.

(c) Further Identification of Collateral. Grantor will, if so requested by the Collateral Agent or Holder, furnish to the Collateral Agent and Holder, as often as the Collateral Agent or Holder may reasonably request, statements and schedules further identifying and describing the Collateral (including the current value and balance thereof), and such other reports in connection with the Collateral as the Collateral Agent or Holder may reasonably request, all in such detail as the Collateral Agent or Holder may specify.

(d) Notices. Grantor will advise the Collateral Agent and Holder promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the current or future outstanding balance of the Pledged Account or on the Liens created hereunder.

(e) Terminations; Amendments Not Authorized. Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to Grantor’s rights under Section 9-509(d)(2) of the Code.

(f) Authorized Terminations. Grantor will promptly deliver to the Collateral Agent termination statements and releases and related letters of termination upon the indefeasible payment in full of the Obligations.

5. COLLATERAL AGENT’S APPOINTMENT AS ATTORNEY-IN-FACT.

On the date hereof Grantor shall execute and deliver to the Collateral Agent a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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interest and shall be irrevocable until the indefeasible payment in full of the Obligations. The powers conferred on the Collateral Agent under the Power of Attorney are solely to protect the Collateral Agent’s interests in the Collateral for the benefit of Holder and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent agrees that it shall not exercise any power or authority granted under the Power of Attorney unless a Default has occurred and is continuing, and the Collateral Agent shall account for any money received by the Collateral Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that the Collateral Agent shall not have any duty as to any Collateral, and the Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF THE COLLATERAL AGENT OR ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

6. REMEDIES: RIGHTS UPON DEFAULT.

(a) In addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity and otherwise granted to it under this Security Agreement, the Promissory Note, the Intercreditor Agreement and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Default shall have occurred and be continuing, the Collateral Agent may exercise all rights and remedies of a secured party under the Code.

(b) If any Default shall have occurred and be continued, Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at a place or places designated by the Collateral Agent acting on behalf of Holder which are reasonably convenient to the Collateral Agent and Grantor, whether at Grantor’s premises or elsewhere. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees and other expenses incurred by the Collateral Agent or Holder to collect such deficiency.

(c) Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(d) The Collateral Agent shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. The Collateral Agent shall not be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder shall be cumulative. To the extent it may

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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lawfully do so, Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or Holder, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

(e) Notwithstanding anything to the contrary set forth in this Section 6, the Collateral Agent’s exercise of any rights or remedies against Grantor or the Collateral shall be subject to the terms of the Intercreditor Agreement.

7. LIMITATION ON THE COLLATERAL AGENT’S DUTY IN RESPECT OF COLLATERAL. The Collateral Agent shall use reasonable care with respect to the Collateral in its possession or under its control. The Collateral Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

8. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

9. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Promissory Note. The Collateral Agent’s contact information for any such communication is as follows:

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor

MS: NYC 60-2710

New York, New York 10005

Attention: Project Finance Manager/Iridium

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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10. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the other Note Documents which, taken together, set forth the complete understanding and agreement of Holder, Grantor and the Collateral Agent with respect to the matters referred to herein and therein.

11. NO WAIVER; CUMULATIVE REMEDIES. The Collateral Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Collateral Agent acting on behalf of Holder and then only to the extent therein set forth. A waiver by Collateral Agent acting on behalf of Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent acting on behalf of Holder, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and the Collateral Agent acting on behalf of Holder.

12. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

13. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the indefeasible payment in full of the Obligations.

14. SUCCESSORS AND ASSIGNS; ASSIGNABILITY. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall inure to the benefit of the Collateral Agent for the benefit of Holder, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent for the benefit of Holder hereunder. Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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obligation under this Security Agreement. This Security Agreement and the Collateral Agent’s rights and obligations hereunder and interest herein (including its rights in any Collateral) shall be assignable by the Collateral Agent and its successors and assigns without the consent of the Grantor; provided, that the Collateral Agent and its successors and assigns shall not assign any of its rights and obligations under this Security Agreement to any Person listed on Schedule I to the Promissory Note without the prior written consent of the Grantor (which consent shall not be unreasonably withheld or delayed).

15. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Collateral Agent, electronic means, all of which shall be equally valid.

16. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO OR APPLICATION OF CONFLICT OF LAW RULES OR PRINCIPLES. ANY DISPUTE OR CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT SHALL BE ADJUDICATED IN A STATE OR FEDERAL COURT LOCATED IN NEW YORK, NEW YORK AND EACH OF THE COLLATERAL AGENT AND THE GRANTOR IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY SUCH COURT.

17. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

18. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

19. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18, with its respective counsel.

20. BENEFIT OF HOLDER. All Liens granted or contemplated hereby shall be for the Collateral Agent for the benefit of Holder, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations as determined by the Collateral Agent in accordance with the terms of the Intercreditor Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

IRIDIUM SATELLITE LLC,
as Grantor

By:

Name:	John S. Brunette
Title:	Chief Legal and Administrative Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Collateral Agent

By:

Name:

Title:

By:

Name:

Title:

[Signature Page to Security Agreement]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE I

to

SECURITY AGREEMENT

FILING JURISDICTIONS

Delaware

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE II

to

SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL

AND RECORDS CONCERNING GRANTOR’S COLLATERAL

I.	Grantor’s official name: Iridium Satellite LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): limited liability company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: 3267321

IV.	State or Incorporation or Organization of Grantor: Delaware

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

POWER OF ATTORNEY

This Power of Attorney is executed and delivered by Iridium Satellite LLC, a Delaware limited liability company (“Grantor”), to Deutsche Bank Trust Company Americas (hereinafter referred to as “Attorney”), under a Security Agreement, dated as of September 30, 2010 (the “Security Agreement”) between Grantor and Attorney. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney’s written consent.

Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Security Agreement.

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this      day of September, 2010.

IRIDIUM SATELLITE LLC

By:

Name:	John S. Brunette
Title:	Chief Legal and Administrative Officer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOTARY PUBLIC CERTIFICATE

On this      day of September, 2010, John S. Brunette, who is personally known to me appeared before me in his/her capacity as the Chief Legal and Administrative Officer of Iridium Satellite LLC (“Grantor”) and executed on behalf of Grantor the Power of Attorney in favor of Deutsche Bank Trust Company Americas to which this Certificate is attached.

Notary Public

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

(Lockbox - With Activation)

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement (this “Agreement”) is entered into as of September 30, 2010, among Iridium Satellite LLC (“Company”), Deutsche Bank Trust Company Americas], not in its individual capacity but solely as collateral agent for Motorola, Inc. and the Finance Parties (as defined below) (in such capacity, “Secured Party”), and Bank of America, N.A. (“Bank”) with respect to the following:

A. Bank has agreed to establish and maintain for Company post office number 15484 Collections Center Drive, Chicago, IL 60693 (the “Lockbox Address”) and deposit account number [***] (the “Account”). Bank performs the services described in Exhibit A, which includes receiving mail at the Lockbox Address, processing it and depositing checks and other payment instructions (“Checks”) into the Account (the “Lockbox Service”).

B. Company will enter into that certain COFACE Facility Agreement among, inter alios, the financial institutions from time to time signatories thereto (collectively, the “Finance Parties”).

C. Company has granted to Secured Party on behalf of Motorola, and will grant to Secured Party on behalf of the Finance parties, a security interest in all proceeds of the Account, cash and other assets that may be deposited from time to time and in Checks mailed to the Lockbox Address.

D. Company, Secured Party and Bank are entering into this Agreement to evidence Secured Party’s security interest in the Account and such Checks and to provide for the disposition of net proceeds of Checks deposited in the Account.

Accordingly, Company, Secured Party and Bank agree as follows:

1. (a) This Agreement evidences Secured Party’s control over the Account. Notwithstanding anything to the contrary in the agreement between Bank and Company (including anything in the Investment Account Agreement) governing the Account, Bank as a depositary bank,, will comply with instructions orders originated by Secured Party as set forth herein directing the disposition of funds in the Account without further consent of the Company.

(b) Company represents and warrants to Secured Party and Bank that it has not assigned or granted a security interest in the Account or any Check deposited in the Account, except to Secured Party.

(c) Company will not permit the Account to become subject to any other pledge, assignment, lien, charge or encumbrance of any kind, other than Secured Party’s security interest referred to herein.

(d) The Account may receive merchant card deposits and chargebacks. Company acknowledges and agrees that during the Activation Period (defined below), chargebacks will be blocked from debiting the Account.

2. During the Activation Period (as defined below), Bank shall prevent Company from making any withdrawals from the Account. Prior to the Activation Period, Company may operate and transact business through the Account in its normal fashion, including making withdrawals from the Account, but covenants to Secured Party it will not close the Account. Bank shall have no liability in the event Company breaches this covenant to Secured Party.

A reasonable period of time, but in any event not more than two Business Days, following the commencement of the Activation Period, and continuing on each Business Day thereafter, Bank shall discontinue the daily sweep of funds for investment pursuant to the Investment Account Agreement, transfer any funds on deposit in the commercial automated daily sweep investment account back into the deposit account, and transfer all available balances in the Account to Secured Party at its account specified in the Notice (as defined below), or to such other account as Secured Party shall direct. The “Activation Period” means the period which commences within a reasonable period of time not to exceed two Business Days after Banks receipt of a written notice from Secured Party in the form of Exhibit B (the “Notice”). A “Business Day” is each day except Saturdays, Sundays and Bank holidays. Funds are not available if, in the reasonable determination of Bank, they are subject to a hold, dispute or legal process preventing their withdrawal.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

3. Bank agrees it shall not offset, charge, deduct or otherwise withdraw funds from the Account, except as permitted by Section 4, until it has been advised in writing by Secured Party that all of Companys obligations that are secured by the Checks and the Account are paid in full. Secured Party shall notify Bank promptly in writing upon payment in full of Company’s obligation.

4. Bank is permitted to charge the Account:

(a) for its fees and charges relating to the Account or associated with the Lockbox Service and this Agreement; and

(b) in the event any Check deposited into the Account is returned unpaid for any reason or for any breach of warranty claim; and

(c) for any ACH credit entries that may have been originated by Company but that have not settled at the time of the commencement of the Activation Period, or for any entries, whether credit or debit, that are subsequently returned thereafter.

5. (a) If the balances in the Account are not sufficient to compensate Bank for any fees or charges due Bank in connection with the Account, the Lockbox Service or this Agreement, Company agrees to pay Bank on demand the amount due Bank. Company will have breached this Agreement if it has not paid Bank, within five days after such demand, the amount due Bank.

(b) If the balances in the Account are not sufficient to compensate Bank for any returned Check, Company agrees to pay Bank on demand the amount due Bank. If Company fails to so pay Bank immediately upon demand, Secured Party agrees to pay Bank within five days after Banks demand to Secured Party to pay any amount received by Secured Party, during the Activation Period, with respect to such returned Check. The failure to so pay Bank shall constitute a breach of this Agreement.

(c) Company hereby authorizes Bank, without prior notice, from time to time to debit any other account Company may have with Bank for the amount or amounts due Bank under subsection 5(a) or 5(b).

6. (a) Each Business Day, Bank will send any Checks not processed in accordance with the Lockbox Service set-up documents as well as any other materials, such as invoices, received at the Lockbox Address plus information regarding the deposit for the day to the address specified below for Company or as otherwise specified in writing by Company to Bank, and will send a copy of the deposit advise to the address specified below for the Secured Party.

(b) In addition to the original Bank statement provided to Company, Bank will provide Secured Party with a duplicate of such statement.

7. (a) Bank will not be liable to Company or Secured Party for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting negligence or intentional misconduct.

(b) In no event will Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

(c) Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if (i) such failure or delay is caused by circumstances beyond Bank’s reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or negligence or default of Company or Secured Party or (ii) such failure or delay resulted from Banks reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

(d) Bank shall have no duty to inquire or determine whether Company’s obligations to Secured Party are in default or whether Secured Party is entitled to provide the Notice to Bank. Bank may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

(e) Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Company, Bank may act as Bank deems necessary to comply with all applicable provisions of governing statutes and shall not be in violation of this Agreement as a result.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

(f) Bank shall be permitted to comply with any writ, levy order or other similar judicial or regulatory order or process concerning the Lockbox Address, the Account or any Check and shall not be in violation of this Agreement for so doing.

8. (a) Company shall indemnify Bank against, and hold Bank harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel and other reasonable attorneys fees (but not both) and any fees and expenses) in any way arising out of or relating to disputes or legal actions concerning Bank’s provision of the services described in this Agreement. This section does not apply to any cost or damage attributable to the gross negligence, bad faith or intentional misconduct of Bank. Company’s obligations under this section shall survive termination of this Agreement.

(b) Secured Party hereby agrees to indemnify, defend and hold harmless Bank against any loss, liability or expense (including, but not limited to allocated costs of staff counsel and other reasonable attorney’s fees (but not both) and any fees and expenses) arising from Bank complying with any written instructions of Secured Party pursuant to this Agreement other than if related to Bank’s gross negligence, bad faith, or willful misconduct. Secured Party’s obligations under this section shall survive termination of this Agreement.

9. (a) Company shall pay to Bank, upon receipt of Bank’s invoice, all costs, expenses and attorneys fees (including, without duplication, allocated costs for in- house legal services) incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Banks rights in a case arising under Title 11, United States Code. Company agrees to pay Bank, upon receipt of Banks invoice, all costs, expenses and reasonable attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).

(b) Secured Party shall pay to Bank, upon receipt of Bank’s invoice, all reasonable costs, expenses and attorneys’ fees (including, without duplication, allocated costs for in-house legal services) incurred by Bank in connection with the enforcement against Secured Party of this Agreement and any instrument or agreement required hereunder to the extent that Bank is the prevailing party in such enforcement action.

10. Termination and Assignment of this Agreement shall be as follows:

(a) Secured Party may terminate this Agreement by providing notice in the form of Attachment I to Bank that all of Company’s obligations which are secured by Checks and the Account are paid in full. Secured Party may also terminate or it may assign this Agreement upon 30 days’ prior written notice to Company and Bank. Bank may terminate this Agreement upon 30 days prior written notice to Company and Secured Party. Company may not terminate this Agreement or the Lockbox Service except with the written consent of Secured Party and upon prior written notice to Bank.

(b) Notwithstanding subsection 10(a), Bank may terminate this Agreement at any time upon five days’ prior written notice to Company and Secured Party if either Company or Secured Party breaches any of the terms of this Agreement, or any other agreement with Bank and such breach remains unremedied at the end of such five day period.

11. (a) Each party represents and warrants to the other parties that (i) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation; (ii) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (A) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (B) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and (iii) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

(b) The parties each agree that it shall be deemed to make and renew each representation and warranty in subsection 11(a) on and as of each day on which Company uses the services set forth in this Agreement.

12. The parties hereto agree that, with respect to Bank, New York is and shall remain the “bank’s jurisdiction” for purposes of Article 9 of the New York Uniform Commercial Code.

13. (a) This Agreement may be amended only by a writing signed by Company, Secured Party and Bank; except that Bank’s charges are subject to change by Bank upon 30 days’ prior written notice to Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

(b) This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.

(c) This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

(d) This Agreement shall be interpreted in accordance with New York law without reference to that state’s principles of conflicts of law.

14. Any written notice or other written communication to be given under this Agreement shall be addressed to each party at its address set forth on the signature page of this Agreement or to such other address as a party may specify in writing. Except as otherwise expressly provided herein, any such notice shall be effective upon receipt. All notices under this Agreement shall be in writing and sent by United States mail or courier or by facsimile, and shall be deemed given when delivered in person or received by facsimile or upon deposit in the United States mail to the parties at the addresses set forth on the signature page of this Agreement..

15. Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between Bank and Company or Secured Party. Company and Secured Party agree that nothing contained in this Agreement, nor any course of dealing among the parties to this Agreement, shall constitute a commitment or other obligation on the part of Bank to extend credit to Company or Secured Party.

The remainder of this page is intentionally left blank.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

Iridium Satellite LLC
(“COMPANY”)		Address for Notices:

By:		Iridium Satellite LLC
Signature)		1750 Tysons Boulevard

Suite 1400
Name:		McLean, VA 22102
	(Print or Type)	Attn: John Brunette, General Counsel
Title:
(Print or Type)

Deutsche Bank Trust Company Americas

(“SECURED PARTY”)		Address for Notices:

By:		Deutsche Bank Trust Company Americas
	(Signature)	60 Wall Street, 27th Floor
Name:		MS: NC 60-2710
	(Print or Type)	New York, New York 10005
Attention: Project Finance / Iridium
Title:
(Print or Type)

Bank of America, N.A.
(“BANK”)		Address for Notices:

By:		Bank of America, N. A.
	(Signature)	Blocked Account Support
Name:		2000 Clayton Road, Building D
	(Print or Type)	Mail Code: CA4-704-06-37
Title:		Concord, CA 94520-2425

	(Print or Type)	Phone: 925-675-7169
Facsimile: 877-207-2524

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

EXHIBIT A

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

STANDARD TERMS AND CONDITIONS

The Lockbox Service involves processing Checks that are received at a Lockbox Address. With this Service, Company instructs its customers to mail checks it wants to have processed under the Service to the Lockbox Address. Bank picks up mail at the Lockbox Address according to its mail pick-up schedule. Bank will have unrestricted and exclusive access to the mail directed to the Lockbox Address. Bank will provide Company with the Lockbox Service for a Lockbox Address when Company has completed and Bank has received Bank’s then current set-up documents for the Lockbox Address.

If Bank receives any mail containing Company’s lockbox number at Bank’s lockbox operations location (instead of the Lockbox Address), Bank may handle the mail as if it had been received at the Lockbox Address.

PROCESSING

Bank will handle Checks received at the Lockbox Address according to the applicable deposit account agreement, as if the Checks were delivered by Company to Bank for deposit to the Account, except as modified by these Terms and Conditions.

Bank will open the envelopes picked up from the Lockbox Address and remove the contents. For the Lockbox Address, Checks and other documents contained in the envelopes will be inspected and handled in the manner specified in the Company’s set-up documents. Bank captures and reports information related to the lockbox processing, where available, if Company has specified this option in the set-up documents. Bank will endorse all Checks Bank processes on Company’s behalf.

If Bank processes an unsigned check as instructed in the set-up documents, and the check is paid, but the account owner does not authorize payment, Company agrees to indemnify Bank, the drawee bank (which may include Bank) and any intervening collecting bank for any liability or expense incurred by such indemnitee due to the payment and collection of the check.

If Company instructs Bank not to process a check bearing a handwritten or typed notation “Payment in Full” or words of similar import on the face of the check, Company understands that Bank has adopted procedures designed to detect Checks bearing such notations; however, Bank will not be liable to Company or any other party for losses suffered if Bank fails to detect Checks bearing such notations.

RETURNED CHECK

Unless Company and Bank agree to another processing procedure, Bank will reclear a Check once which has been returned and marked “Refer to Maker,” “Not Sufficient Funds” or “Uncollected Funds.” If the Check is returned for any other reason or if the Check is returned a second time, Bank will debit the Account and return the Check to Company. Company agrees that Bank will not send a returned item notice to Company for a returned Check unless Company and Bank have agreed otherwise.

ACCEPTABLE PAYEES

For the Lockbox Address, Company will provide to Bank the names of Acceptable Payees (“Acceptable Payee” means Company’s name and any other payee name provided to Bank by Company as an acceptable payee for Checks to be processed under the Lockbox Service). Bank will process a check only if it is made payable to an Acceptable Payee and if the check is otherwise processable. Company warrants that each Acceptable Payee is

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

either (i) a variation of Company’s name or (ii) is an affiliate of Company which has authorized Checks payable to it to be credited to the Account. Bank may treat as an Acceptable Payee any variation of any Acceptable Payee’s name that Bank deems to be reasonable.

CHANGES TO PROCESSING INSTRUCTIONS

Company may request Bank orally or in writing to make changes to the processing instructions (including changes to Acceptable Payees) for any Lockbox Address by contacting its Bank representative, so long as such changes do not conflict with the terms of the Deposit Account Control Agreement. Bank will not be obligated to implement any requested changes until Bank has actually received the requests and had a reasonable opportunity to act upon them. In making changes, Bank is entitled to rely on instructions purporting to be from Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

EXHIBIT B

DEPOSIT ACCOUNT CONTROL AGREEMENT

Letterhead of Secured Party

Date:             , 20

Bank of America, N.A.

Blocked Account Support

2000 Clayton Road, Building D

Mail Code: CA4-704-06-37

Concord, CA 94520-2425

Re:	Iridium Satellite LLC

Account No.

Ladies and Gentlemen:

Reference is made to the Deposit Account Control Agreement dated as of September [    ], 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”) among Iridium Satellite LLC, us and you regarding the above-described account (the “Account”). In accordance with Section 2 of the Agreement, we hereby give you notice of our exercise of control of the Account and we hereby instruct you to transfer funds to the following account as follows:

Bank Name:

Bank Address:

ABA No.:

Account Name:

Account No.:

Beneficiary’s Name:

Very truly yours,

Deutsche Bank Trust Company Americas

as Secured Party

By:

Name:

Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

ATTACHMENT I

DEPOSIT ACCOUNT CONTROL AGREEMENT

Letterhead of Secured Party

Date:             , 20

Bank of America, N.A.

Blocked Account Support

2000 Clayton Road, Building D

Mail Code: CA4-704-06-37

Concord, CA 94520-2425

Re:	Termination of Deposit Account Control Agreement

Accounts:

Ladies and Gentlemen:

Reference is made to that certain Deposit Account Control Agreement dated as of              September [    ],2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”) among you, Iridium Satellite LLC (the “Company”), and us as (“Secured Party”). You are hereby notified that the Agreement is terminated with respect to the undersigned, and you have no further obligations to the undersigned thereunder. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Account from the Company. This notice terminates any obligations you may have to the undersigned with respect to the Account.

Very truly yours,

Deutsche Bank Trust Company Americas

as Secured Party

By:

Name:

Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

Acknowledged and Agreed:

Bank of America, N.A., as Bank

By:

Name:

Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bank of America – Confidential

© 2009 Bank of America Corporation

EXHIBIT E

COLLATERAL AGENCY AND PRIORITY AGREEMENT

DATED SEPTEMBER 30, 2010

between

IRIDIUM SATELLITE LLC

as Company

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Collateral Agent

MOTOROLA, INC.

and

SOCIÉTÉ GÉNÉRALE

as COFACE Agent

(for itself and on behalf of the COFACE Creditors as defined herein)

Allen & Overy LLP

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTENTS

Clause		Page

1.	Interpretation	1

2.	The Collateral Agent	5

3.	Collateral Agent’s Indemnities	7

4.	Priority of Collateral	8

5.	Enforcement and Discharge Date	9

6.	Proceeds of Enforcement	10

7.	Information; Amendments	12

8.	Miscellaneous	12

Schedule

1.	Motorola Authorized Representatives
2.	Collateral Agent	1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS COLLATERAL AGENCY AND PRIORITY AGREEMENT is dated September 30, 2010 and is made BETWEEN:

(1)	IRIDIUM SATELLITE LLC (the Company), for itself and in its capacity as agent for each other Obligor;

(2)	DEUTSCHE BANK TRUST COMPANY AMERICAS in its capacity as agent for Motorola and the COFACE Creditors respectively (the Collateral Agent);

(3)	MOTOROLA, INC. (Motorola); and

(4)	SOCIÉTÉ GÉNÉRALE in its capacity as agent for the COFACE Lenders (the COFACE Agent), upon its accession to this Agreement in accordance with Section 8.1 (Accession of COFACE Agent).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accession Agreement means an accession letter substantially in the form set out in Schedule 3 (Form of Accession Agreement).

Bank Account means the Company’s revenue account held with Bank of America with account number [***].

Bank Account Collateral means the Bank Account, all money, cash or cash equivalents from time to time deposited therein and all proceeds and products of the foregoing.

Bank Account Control Agreement means the Deposit Account Control Agreement dated on or about the date of this Agreement between Bank of America, N.A., the Collateral Agent (acting on behalf of Motorola and the COFACE Creditors) and the Company.

Business Day means a day (other than a Saturday or a Sunday) on which banks and trust institutions are open for general business in New York.

COFACE Collateral means all assets and property of the Company, now owned or hereafter acquired, on which a Lien has been granted by the Company in favor of the Collateral Agent for the benefit of the COFACE Creditors pursuant to any COFACE Collateral Agreement.

COFACE Collateral Agreement means (i) the security agreement dated on or around the date of this Agreement or to be entered into between, among others, the Company and the Collateral Agent (in its capacity as agent for the COFACE Creditors) and (ii) any other “Transaction Security Document” under and as defined in the COFACE Credit Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

COFACE Credit Agreement means the credit agreement dated on or around the date of this Agreement or to be entered into between, among others, the Company and the COFACE Creditors.

COFACE Creditor means a COFACE Lender or the COFACE Agent.

COFACE Creditors Lien means the Liens granted by the Company in favor of the Collateral Agent for the benefit of the COFACE Creditors pursuant to any COFACE Collateral Agreement.

COFACE Debt means all Liabilities payable or owing by any Obligor to a COFACE Creditor under or in connection with the COFACE Finance Documents.

COFACE Finance Document means a “Finance Document” under and as defined in the COFACE Credit Agreement.

COFACE Lenders means the financial institutions party to the COFACE Credit Agreement as lenders from time to time.

Collateral means the Motorola Collateral and the COFACE Collateral.

Collateral Agent Fee Letter means the fee letter dated September 21, 2010 between the Collateral Agent and the Company.

Collateral Agreement means the Motorola Collateral Agreement, the COFACE Collateral Agreement and the Bank Account Control Agreement.

Creditor means:

(a)	prior to the date described in clause (a) of the definition of Discharge Date, Motorola or a COFACE Creditor; and

(b)	on and after the date described in clause (a) of the definition of Discharge Date, a COFACE Creditor.

Debt means the Motorola Debt and the COFACE Debt.

Default means a “Default” under and as defined in the Motorola Note or an “Event of Default” under and as defined in the COFACE Credit Agreement.

Discharge Date means the earlier of:

(a)	the date on which the Motorola Debt has been unconditionally and irrevocably paid in full; and

(b)	the date on which Motorola has unconditionally and irrevocably received payments in respect of the Motorola Debt in an aggregate amount of not less than the First Priority Secured Amount.

Enforcement Action means any action or proceeding to enforce, or to require the Collateral Agent to enforce, any rights against or Lien over any Shared Collateral, by execution or otherwise (including, without limitation, any action of foreclosure or the delivery of any notice or instruction in respect of the Bank Account Collateral or the Receivables Collateral).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Finance Document means a Motorola Finance Document, COFACE Finance Document or this Agreement.

First Priority Secured Amount means US$31,160,000.

Liabilities means any present or future liability (actual or contingent) whether or not matured or liquidated, all indebtedness, loans, advances, debts, liabilities and all other obligations, howsoever arising, of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all interest, principal, fees (including commitment fees, participation fees and fronting fees), charges, expenses, attorneys’ fees and accountants fees, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, together with any necessary attorneys’ fees and court costs, together with:

(a)	any refinancing, novation, deferral or extension of that liability;

(b)	any further advance which may be made under any agreement expressed to be supplemental to any document in respect of that liability, together with all related interest, fees and costs;

(c)	any claim for damages or restitution in the event of rescission of that liability or otherwise;

(d)	any claim flowing from any recovery by a payment or discharge in respect of that liability on the grounds of preference or otherwise; and

(e)	any amount (such as post-insolvency interest) which would be included in any of the above but for its discharge, non-provability, unenforceability or non-allowability in any insolvency or other proceedings.

Lien means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having a similar effect.

Motorola Authorized Representative means each representative of Motorola listed on Schedule I attached hereto, which representatives shall be the only persons authorized to provide instructions to the Collateral Agent on behalf of Motorola.

Motorola Collateral means the Bank Account Collateral and the Receivables Collateral.

Motorola Collateral Agreement means the Security Agreement dated the date of this Agreement between the Company and the Collateral Agent (in its capacity as collateral agent for Motorola).

Motorola Debt means all Liabilities payable or owing by any Obligor to Motorola under or in connection with the Motorola Finance Documents.

Motorola Finance Documents means, collectively, each “Note Document” under and as defined in the Motorola Note and the Motorola Collateral Agreement.

Motorola Lien means the Liens over the Motorola Collateral granted by the Company in favor of the Collateral Agent for the benefit of Motorola pursuant to the Motorola Collateral Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Motorola Note means the Promissory Note dated the date of this Agreement between the Company and Motorola.

Obligor means the Company, any “Guarantor” under and as defined in the Motorola Finance Documents and any “Obligor” under and as defined in the COFACE Credit Agreement.

Party means a party to this Agreement.

Permitted Motorola Enforcement Action means an Enforcement Action prior to the Discharge Date in respect of the Bank Account Collateral, following the occurrence of a Default which is continuing under and in accordance with the Motorola Finance Documents, to require payment of amounts standing to the credit of the Bank Account or resulting from any exercise of remedies against the Bank Account Collateral in order to pay to the Collateral Agent, for application in accordance with the terms of this Agreement, the amounts due and owing at such time under paragraphs (i) – (iv) of Section 6.1(a).

Receivables Collateral means all accounts receivable for services rendered or to be rendered by the Company to its customers and all proceeds of the foregoing.

Shared Collateral means the Bank Account Collateral and the Receivables Collateral shared by Motorola and the COFACE Agent, for itself and on behalf of each other COFACE Creditor.

UCC means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided however that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

1.2	Construction

The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a)	any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, modified, renewed or extended;

(b)	any reference herein to any person shall be construed to include such person’s permitted successors and assigns;

(c)	the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d)	all references herein to Sections shall be construed to refer to Sections of this Agreement; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

1.3	UCC Definitions

All terms used in this Agreement that are defined in the UCC shall have the respective meanings given to those terms in the UCC, except where otherwise defined in this Agreement or the context otherwise requires.

1.4	Rights and obligations

Except as is expressly provided otherwise in this Agreement, to the extent that any obligation under this Agreement is owed by a COFACE Creditor to Motorola, that obligation will cease on the date described in clause (a) of the definition of Discharge Date.

2.	THE COLLATERAL AGENT

2.1	Appointment and duties of the Collateral Agent

(a)	Each Creditor irrevocably appoints the Collateral Agent to act as its agent under and in connection with the Finance Documents to which it is a party, on the terms and conditions set out in Schedule 2 (Collateral Agent) and the Collateral Agent hereby accepts such appointment.

(b)	Each Creditor irrevocably authorizes the Collateral Agent to:

(i)	perform the duties and to exercise the rights, powers and discretions that are specifically given to it hereunder and under and in connection with the other Finance Documents, together with any other incidental rights, powers and discretions; and

(ii)	enter into each Collateral Agreement.

(c)	The Collateral Agent has only those duties which are expressly specified in the Finance Documents to which it is a party. Those duties are solely of a mechanical and administrative nature. The Collateral Agent may at any time request directions from the relevant Instructing Party as to any course of action with respect to the Finance Documents or matters relating thereto.

2.2	Collateral Agent as holder of Security

Unless expressly provided to the contrary, the Collateral Agent holds any security created by a Collateral Agreement as agent for the applicable Creditors.

2.3	Instructions

(a)	In this Subclause Instructing Party means:

(i)	for the purposes of any Permitted Motorola Enforcement Action prior to the Discharge Date only, any Motorola Authorized Representative on behalf of Motorola; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	for the purposes of (A) any Enforcement Action in respect of Bank Account Collateral, (B) any Enforcement Action in respect of the Receivables Collateral, (C) any enforcement action in respect of any COFACE Collateral other than the Shared Collateral, the COFACE Agent.

Notwithstanding anything to the contrary set forth in this Agreement, only a Motorola Authorized Representative may provide instructions to the Collateral Agent on behalf of Motorola.

(b)	Subject to the terms of this Agreement, the Collateral Agent must exercise any rights, power or discretion vested in it as Collateral Agent in accordance with any instructions given to it by an Instructing Party or, if so instructed by the relevant Instructing Party, refrain from exercising any such right, power or discretion.

(c)	The Collateral Agent is fully protected if it (i) acts on the instructions of the relevant Instructing Party in the exercise of any right, power or discretion or any matter not expressly provided for in this Agreement, the Collateral Agreements or any other Finance Documents or (ii) does not act because no such instructions or no requested instructions or clarification have been given to it by the relevant Instructing Party. Any such instructions will be binding on all the Creditors for all purposes.

(d)	In the absence of instructions, the Collateral Agent may act or refrain from acting as it considers to be in the best interests of all the Creditors.

(e)	The Collateral Agent may assume that, unless it has received notice to the contrary, any right, power, authority or discretion vested in any Party has not been exercised.

(f)	Except in respect of any Permitted Motorola Enforcement Action prior to the Discharge Date and as otherwise provided in this Section 2.3(f), any instructions given to the Collateral Agent by the COFACE Agent will override any conflicting instructions given by a Motorola Authorized Representative on behalf of Motorola. If the Collateral Agent receives conflicting instructions from any Motorola Authorized Representative on behalf of Motorola and the COFACE Agent in respect of the Bank Account or the Bank Account Collateral, then (1) prior to the Discharge Date, instructions given by any Motorola Authorized Representative on behalf of Motorola to the Collateral Agent will override any conflicting instructions given by the COFACE Agent provided that for the avoidance of doubt any instruction from any Instructing Party to take Enforcement Action involving the transfer of the Bank Account Collateral to the Collateral Agent for application in accordance with this Agreement shall override any other instruction or Enforcement Action and (2) on and after the Discharge Date, the COFACE Agent’s instructions to the Collateral Agent will override any conflicting instructions given by any Motorola Authorized Representative on behalf of Motorola and for the avoidance of doubt may involve the release or application of the Shared Collateral; in the absolute discretion of the COFACE Agent without consent from Motorola.

(g)	The Collateral Agent may refrain from acting in accordance with the instructions of the relevant Instructing Party (or, if appropriate, the Creditors) until it has received security satisfactory to it, whether by way of payment in advance or otherwise, against any and all loss, cost, expense or liability which the Collateral Agent determines in its reasonable discretion it may incur in complying with the instructions of an Instructing Party.

(h)	The Collateral Agent is not authorised to act on behalf of a Creditor (without first obtaining that Creditor’s written consent) in any legal or arbitration proceedings in connection with any Finance Document, except where expressly permitted by the terms of this Agreement or where the legal or arbitration proceedings relate to:

(i)	the perfection, preservation or protection of rights under the Collateral Agreements; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the enforcement of any Collateral Agreement.

3.	COLLATERAL AGENT’S INDEMNITIES AND COMPENSATION

3.1	Indemnities from Company

(a)	The Company must promptly indemnify the Collateral Agent against any cost (including but not limited to reasonable counsel’s fees and other agents’ fees), loss, expense or liability incurred by it as a result of:

(i)	the taking, holding, protection or enforcement of the Collateral and the Collateral Agreements;

(ii)	the exercise of any of the rights, powers, discretions and remedies vested in the Collateral Agent, or any attorney, manager, agent, delegate or co-security agent appointed by it, by the Finance Documents or by law; and

(iii)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents.

(b)	Subject to the limitations set forth in Section 6.1 (Order of application), the Collateral Agent may, in priority to any payment to the other Creditors, indemnify itself out of the assets subject to the Collateral Agreements in respect of, and pay and retain all sums necessary to give effect to the indemnity in this Clause in accordance with the terms set forth in Section 6.1 (Order of application) and will have a lien on that Collateral and the proceeds of the enforcement of that Collateral for all amounts payable to it.

3.2	Indemnities from Creditors

(a)	Without limiting the liability of any Obligor under the Finance Documents, each Creditor must indemnify the Collateral Agent in accordance with Section 3.2(b) below for that Creditor’s share of any loss or liability (an “Indemnified Amount”) incurred by the Collateral Agent in acting as the Collateral Agent (unless the Collateral Agent has been reimbursed by an Obligor under this Agreement or any other Finance Document), except to the extent that the loss or liability is caused by the Collateral Agent’s gross negligence or willful misconduct.

(b)	In the event that an Indemnified Amount arises in connection with or as a result of the Collateral Agent following any instructions given by Motorola, and in the absence of any instruction given by the COFACE Agent, Motorola’s share shall be equal to the Indemnified Amount in its entirety. In all other cases, the COFACE Creditors’ share of any loss or liability under paragraph (a) above shall be equal to the Indemnified Amount in its entirety.

3.3	Compensation

(a)	The Company shall pay such compensation to the Collateral Agent as specified in the Collateral Agent Fee Letter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	The Company agrees to pay or reimburse the Collateral Agent the amount of any and all expenses, including the reasonable fees and expenses for its legal counsel and any experts or agents incurred by the Collateral Agent, unless arising from the gross negligence or willful misconduct of the Collateral Agent, in connection with (i) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Collateral Agent under this Agreement or (iii) the failure by the Company to perform or observe any of the provisions of this Agreement.

4.	PRIORITY OF COLLATERAL

4.1	Order of Priority

Notwithstanding (a) the time, order or method of creation, attachment or perfection of the respective security interests and/or Liens granted in favor of the Collateral Agent, Motorola or any COFACE Creditor to secure the Motorola Debt or the COFACE Debt or the filing or recording of filing statements or any Finance Documents; (b) the validity or enforceability of the security interests and Liens granted in favor of the Collateral Agent, Motorola or any COFACE Creditor; (c) the dating, execution or delivery of any agreement, document or instrument granting the Collateral Agent, Motorola or any COFACE Creditor security interests and/or Liens in or on any or all of the property or assets of the Company; (d) the date on which any Motorola Debt or COFACE Debt is advanced; (e) the giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interest; (f) any provision of the UCC, including any rule for determining priority thereunder or under any other law or rule governing the relative priorities of secured creditors; (g) any provision set forth in any Finance Document (other than this Agreement); or (h) the possession or control by the Collateral Agent, Motorola or any COFACE Creditor or any bailee of all or any part of any Collateral as of the date of this Agreement or otherwise, Motorola and the COFACE Agent, on behalf of itself and the other COFACE Creditors, hereby agree that:

(a)	the Motorola Lien on the Shared Collateral shall be senior in all respects and prior to the COFACE Creditors Lien on the Shared Collateral up to an amount equal to the First Priority Secured Amount;

(b)	the COFACE Creditors Lien on the Shared Collateral shall be junior and subordinate in all respects to the Motorola Lien on the Shared Collateral up to an amount equal to the First Priority Secured Amount;

(c)	to the extent that the amount of the Motorola Debt exceeds the First Priority Secured Amount, the COFACE Creditors Lien on the Shared Collateral shall be senior in all respects and prior to the Motorola Lien on the Shared Collateral solely with respect to that portion of the Motorola Debt in excess of the First Priority Secured Amount; and

(d)	to the extent that the amount of the Motorola Debt exceeds the First Priority Secured Amount, the Motorola Lien on the Shared Collateral solely with respect to that portion of the Motorola Debt in excess of the First Priority Secured Amount shall be junior and subordinate in all respects to the COFACE Creditors Lien on the Shared Collateral.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2	Prohibition on Contesting Liens

Each of the COFACE Agent, for itself and on behalf of each other COFACE Creditor, and Motorola, agrees that it will not (and hereby waives any right to) contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of Motorola or the COFACE Agent to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens on the Shared Collateral.

4.3	No New Liens

(a)	The parties hereto agree that the Company shall not, and shall not permit any other Obligor or any other member of the Group (as defined in the COFACE Credit Agreement) to, grant or permit any additional Liens on any asset or property to secure any Motorola Debt (in each case, a “Contravening Lien”) other than the Liens granted in the Motorola Collateral under the Motorola Collateral Agreement.

(b)	To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Parties, each of Motorola and the COFACE Creditors agree that (i) all such Contravening Liens will be for the joint benefit of all Creditors, (ii) it shall hold such Contravening Lien in trust and for the benefit of all Creditors as security for the Debt on a pari passu pro rata basis.

4.4	Confirmation

(a)	Motorola:

(i)	consents to the creation and existence of the COFACE Lien on the Collateral subject to and in accordance with the terms of this Agreement; and

(ii)	confirms that the execution or existence of the COFACE Collateral Agreement does not constitute a default by the Company under the Motorola Collateral Agreement or any other documents relating to the Motorola Debt.

(b)	The COFACE Agent (for itself and on behalf of each other COFACE Creditor):

(i)	consents to the creation and existence of the Motorola Lien on the Shared Collateral subject to and in accordance with the terms of this Agreement; and

(ii)	confirms that the execution or existence of the Motorola Collateral Agreement does not constitute a default by the Company under the COFACE Collateral Agreement or any other documents relating to the COFACE Debt.

5.	ENFORCEMENT AND DISCHARGE DATE

(a)	Motorola may not take any Enforcement Action in respect of any Shared Collateral other than Permitted Motorola Enforcement Action.

(b)

For the avoidance of doubt, (i) neither Motorola nor the Motorola Authorised Representative shall be permitted to issue any instructions or direction to the Collateral Agent that would require Bank Account Collateral to be applied in any manner other than as expressly provided in section 6.1(a)(i) to (iv), (ii) prior to the Discharge Date, COFACE Agent shall not be permitted to issue any instructions or direction to the Collateral Agent that would require Bank Account Collateral to be applied in any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

manner other than as expressly provided in section 6.1(a), (iii) prior to the Discharge Date, the Motorola Authorized Representative and the COFACE Agent may issue joint instructions to the Collateral Agent requiring Bank Account Collateral to be applied in a manner other than as expressly provided in section 6.1(a)(i) and (iv) after the Discharge Date. COFACE Agent may (in its sole discretion) instruct and direct the Collateral Agent to permit Bank Account Collateral to be released for use by the Company.

(c)	Until the Discharge Date has occurred, the COFACE Agent and the other COFACE Creditors may not take any Enforcement Action in respect of the Receivables Collateral where such action would result in the payment of the Receivables Collateral into an account other than (i) the Bank Account or (ii) to the Collateral Agent for application in accordance with this Agreement or (iii) to such other account as Motorola may specify.

(d)	Until the date described in clause (a) of the definition of Discharge Date has occurred, each of the COFACE Agent, for itself and on behalf of each other COFACE Creditor, and Motorola, agrees that it will give no less than five Business Days’ notice in writing to each other party hereto prior to taking any Enforcement Action.

(e)	The Collateral Agent will promptly notify the COFACE Agent or Motorola, and provide such party with a copy of, any instructions relating to Enforcement Action upon receipt thereof from any other Creditor.

(f)	Following the date described in clause (a) of the definition of Discharge Date, Motorola’s Lien on the Shared Collateral shall be automatically, unconditionally and simultaneously released, and Motorola and the Collateral Agent (on behalf of Motorola) promptly shall execute and deliver to the COFACE Agent such termination statements, releases and other documents as the COFACE Agent or the Company may request to effectively confirm such release (and each other Creditor irrevocably authorises the Collateral Agent to execute any such document).

6.	PROCEEDS OF ENFORCEMENT

6.1	Order of application

(a)	Until the date described in clause (a) of the definition of Discharge Date has occurred, the proceeds of enforcement of the Shared Collateral will be applied by the Collateral Agent and the Creditors in the following order (for the avoidance of doubt, regardless of which Creditor or Creditors has taken Enforcement Action or which Shared Collateral has been enforced):

(i)	first, in or towards payment of any then due and payable accrued and unpaid fees, costs and expenses of the Collateral Agent and any attorney, manager, agent, delegate or co-security agent appointed by it, by the Finance Documents or by law, in each case solely in respect of, or relating to, the Shared Collateral, up to an aggregate amount not to exceed $1,000,000;

(ii)	second, in or towards payment to Motorola for application against the interest and principal components of the Motorola Debt then due and payable, up to the First Priority Secured Amount;

(iii)	third, in or towards payment of any remaining unpaid fees, costs and expenses of the Collateral Agent and any attorney, manager, agent, delegate or co-security agent appointed by it, by the Finance Documents or by law, which amounts were not previously paid in accordance with paragraph (i) above;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	fourth, in or towards payment, to the COFACE Agent for application against the COFACE Debt;

(v)	fifth, only after the date on which the COFACE Debt has been unconditionally and irrevocably paid in full, to Motorola for application against the Motorola Debt (including any unpaid fees, costs and expenses of Motorola); and

(vi)	sixth, only after the payment in cash in full of all amounts due and owing under paragraphs (i) – (v) above, in payment to the Company or other person entitled to it.

(b)	The proceeds of enforcement of the Collateral (other than the Shared Collateral) will be applied by the Collateral Agent and the Creditors in the following order:

(i)	first, in or towards payment of any unpaid fees, costs and expenses of the Collateral Agent and any attorney, manager, agent, delegate or co-security agent appointed by it, by the Finance Documents or by law;

(ii)	second, in or towards payment of any unpaid fees, costs and expenses of any COFACE Creditor;

(iii)	third, in or towards payment to the COFACE Agent for application against the COFACE Debt; and

(iv)	fourth, in payment to the Company or other person entitled to it.

6.2	Payments Over

Any Shared Collateral or proceeds thereof (including assets or proceeds subject to Contravening Liens) received by:

(a)	Motorola; or

(b)	the COFACE Agent or any other COFACE Creditor on or prior to the date described in clause (a) of the definition of Discharge Date,

in connection with the exercise of any right or remedy relating to the Shared Collateral following the occurrence of any Default, shall be segregated and held in trust and forthwith paid over to the Collateral Agent for the benefit of the Creditors in the same form as received for application in accordance with this Agreement, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Collateral Agent (on behalf of the relevant Creditors) is hereby authorized to make any such endorsements as agent for the COFACE Agent or any such COFACE Creditors. This authorization is coupled with an interest and is irrevocable until the Discharge Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.	INFORMATION; AMENDMENTS

7.1	Defaults

Each Creditor will promptly notify the other Creditor in writing (with a copy to the Collateral Agent) of the occurrence of any Default or any breach of any provision of any document relating to any Debt of which it has received notice.

7.2	Amounts of Debt

Each of Motorola and the COFACE Agent must on request (which request shall not be made more than one time during each calendar quarter) notify the other Party of the amount of the Motorola Debt or the COFACE Debt, as appropriate (so far as known to it).

7.3	Amendments

Without the prior written consent of the COFACE Agent, no Motorola Finance Document may be refinanced, amended, waived, supplemented or otherwise modified or entered into to the extent such refinancing, amendment, waiver, supplement or modification, or the terms of any new Motorola Finance Document, would:

(a)	increase the principal amount of the Motorola Debt;

(b)	increase the interest rate or yield provisions applicable to the Motorola Debt;

(c)	change the final maturity date of the Motorola Debt to a later date; or

(d)	increase materially the obligations of the obligor thereunder or to confer any additional material rights on Motorola which would be adverse to the rights of any COFACE Creditor, including granting any additional Liens over any property of the Company other than the Motorola Collateral.

The COFACE Finance Documents and the COFACE Debt may be refinanced, amended, waived, supplemented or otherwise modified in accordance with their terms without restriction (but subject to the order of priority set out in Sections 4.1 (Order of Priority) and 6.1 (Order of application).

8.	MISCELLANEOUS

8.1	Accession of COFACE Agent

The COFACE Agent may accede as a party to this Agreement by executing and delivering to the Collateral Agent a duly completed and signed Accession Agreement. The Collateral Agent is authorised to execute any such Accession Agreement on behalf of each other Party. Notwithstanding any other provision in this Agreement or in any COFACE Finance Document, neither the COFACE Agent or any other COFACE Creditor shall have any rights under this Agreement or the Bank Account Control Agreement or in or to any Shared Collateral, until such time that the Collateral Agent has received a duly signed and completed Accession Agreement in accordance with this Section 8.1.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.2	Provisions Solely to Define Relative Rights; No Third Party Beneficiaries

(a)	The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Motorola on the one hand and the COFACE Agent and the other COFACE Creditors on the other hand.

(b)	Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Obligor, which are absolute and unconditional, to pay the Motorola Debt and the COFACE Debt as and when the same shall become due and payable in accordance with their terms.

(c)	Except as otherwise expressly stated herein, this Agreement is intended to be solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not intended to and will not entitle the Company nor any other Obligor to any defense, claim or counterclaim under or in relation to any Finance Document, or confer any rights or benefits on the Company or any other Obligor or any other third party.

8.3	Obligations Unconditional

All rights, interests, agreements and obligations of Motorola and the COFACE Agent and the other COFACE Creditors, respectively, hereunder shall remain in full force and effect irrespective of:

(a)	any lack of validity or enforceability of any Motorola Finance Documents or any COFACE Finance Documents;

(b)	except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Motorola Debt or COFACE Debt, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Motorola Finance Document (without prejudice to Section 7.3 (Amendments)) or any COFACE Finance Document;

(c)	except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Motorola Debt (without prejudice to Section 4.3 (No New Liens)) or COFACE Debt or any guaranty thereof;

(d)	the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)	any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Obligor in respect of Motorola, the Motorola Debt, the COFACE Agent, the COFACE Debt or any other COFACE Creditor in respect of this Agreement.

8.4	Notices, Addresses

Except as otherwise expressly provided herein or in any Finance Document, any notice, request, demand or other communication to be given or made hereunder or thereunder shall be (a) in writing, and (b) delivered by hand, airmail, established courier service, facsimile or email (including pdf

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

attachment via email) to each party hereto at such Creditor’s address specified in the corresponding Finance Document, or at such other address as such Party shall have designated by written notice to the Parties hereto. All such notices and communications will be effective upon receipt.

8.5	Modifications; Waivers

(a)	Any amendment or waiver of, or any consent given under, any provision of this Agreement shall be in writing and, in the case of an amendment, signed by the parties.

(b)	Failure by a party hereto to exercise, or any delay in exercising, any right, remedy, power or privilege will not operate as a waiver of any right, remedy, power or privilege. A single or partial exercise of any right, remedy, power or privilege will not preclude any other or future exercise of the same, or of any other, right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and are not exclusive of any rights, remedies, powers and privileges otherwise provided by law or agreement.

8.6	Further Assurances

The Collateral Agent, Motorola, the COFACE Agent (on behalf of itself and the other COFACE Creditors), and the Company (on behalf of itself and the other Obligors), agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as Motorola or the COFACE Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.7	Entire Agreement

This Agreement and the other Finance Documents contain the complete agreement between the parties on the matters to which they relate and supersede all prior commitments, agreements and understandings, whether written or oral, on those matters.

8.8	Successors and Assigns

(a)	The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)	Motorola may not transfer or assign any of its rights or benefits in respect of the Motorola Debt or the Motorola Finance Documents without the prior written consent of the COFACE Agent.

(c)	Any COFACE Creditor may transfer or assign any of its rights or benefits in respect of the COFACE Debt or the COFACE Finance Documents without the prior written consent of Motorola.

8.9	No Partnership, etc.

The Parties hereto intend that the relationship among them shall be solely that specified in this Agreement and the other Finance Documents. Nothing contained in this Agreement or in any other Finance Document shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or among the Parties hereto or any other person.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.10	Liability of Parties

The liability of each Party under this Agreement is several, and no Party hereto shall be responsible for the obligations of any other Party. The failure of any Party hereto to perform its obligations under this Agreement or the invalidity of any of those obligations, will not release any other Party hereto from its obligations under any Finance Document to which it is a Party.

8.11	Counterparts

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.12	Severability

If any term of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or

(b)	the legality, validity or enforceability in any other jurisdiction of that or any other term of this Agreement.

8.13	Governing Law

This Agreement and any claim or dispute (whether sounding in contract, tort, statute or otherwise) relating to this Agreement shall be governed by and construed in accordance with law of the State of New York including section 5-1401 of the New York General Obligations Law but excluding any other conflict of law rules that would lead to the application of the law of another jurisdiction.

8.14	SUBMISSION TO JURISDICTION; WAIVERS

(a)	ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(i)	ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(ii)	WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(iii)	AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.3; AND

(iv)	AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.15	USA PATRIOT ACT

The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act the Collateral Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with Deutsche Bank Trust Company Americas. The parties to this Agreement agree that they will provide the Collateral Agent with such information as it may request in order for the Collateral Agent to satisfy the requirements of the USA Patriot Act.

[Signature Pages follow]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

Company

IRIDIUM SATELLITE LLC

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Collateral Agent

DEUTSCHE BANK TRUST COMPANY AMERICAS as Collateral Agent

By:

Name:
Title:

By:

Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Motorola

MOTOROLA, INC.

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

MOTOROLA AUTHORIZED REPRESENTATIVES

See Attached.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2

COLLATERAL AGENT

1.	The Collateral Agent

(a)	The duties, responsibilities and obligations of Collateral Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied against the Collateral Agent.

(b)	The Collateral Agent shall not be subject to, nor required to comply with, any other agreement to which the Company is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from the Company or an entity acting on its behalf.

(c)	The Collateral Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder.

(d)	If at any time the Collateral Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Collateral), the Collateral Agent is authorized to comply therewith in any manner it or legal counsel of its own choosing deems appropriate; and if the Collateral Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Collateral Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(e)	The Collateral Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Collateral Agent be liable (i) for acting in accordance with or conclusively relying upon any instruction, notice, demand, certificate or document from the Company and or any entity acting on behalf of the Company (ii) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated, (iii) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians, (iv) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Collateral, or any loss of interest or income incident to any such delays, or (v) for an amount in excess of the value of the Collateral Property, valued as of the date of deposit, but only to the extent of direct money damages.

(f)	The Collateral Agent may consult with legal counsel of its own choosing, at the expense of the Company as to any matter relating to this Agreement, and the Collateral Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(g)	The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility.

(h)	The Collateral Agent shall be entitled to conclusively rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Collateral Agent may act in conclusive reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(i)	The Collateral Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

(j)	The Collateral Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

2.	Responsibility

(a)	The Collateral Agent is not liable or responsible to any other Creditor for:

(i)	any failure in perfecting or protecting any Collateral; or

(ii)	any other action taken or not taken by it in connection with any Collateral Agreement,

unless directly caused by its negligent handling of funds, bad faith, gross negligence or wilful misconduct.

(b)	The Collateral Agent is not responsible for:

(i)	the right or title of any person in or to, or the value of, or sufficiency of any part of the Collateral;

(ii)	the priority of any Lien created by the Collateral Agreements;

(iii)	the existence of any other Lien affecting any asset secured under a Collateral Agreement;

(iv)	the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with any Finance Document; or

(v)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other document.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.	Title

The Collateral Agent may accept, without enquiry, the title (if any) the Company may have to any asset over which security is intended to be created by any Collateral Agreement.

4.	Possession of documents

The Collateral Agent is not obliged to hold in its own possession any Collateral Agreement, title deed or other document in connection with any asset over which security is intended to be created by a Collateral Agreement. Without prejudice to the above, the Collateral Agent may allow any bank providing safe custody services or any professional adviser to the Collateral Agent to retain any of those documents in its possession.

5.	Approval

Each Creditor:

(a)	confirms its approval of each Collateral Agreement; and

(b)	authorises and directs the Collateral Agent (by itself or by such person(s) as it may nominate) to enter into and enforce the Collateral Agreements as trustee (or agent) or as otherwise provided (and whether or not expressly in the names of the Creditors) on its behalf.

6.	Individual position of Collateral Agent

The Collateral Agent may:

(a)	carry on any business with any Obligor or its related entities (including acting as an agent or a trustee for any other financing); and

(b)	retain any profits or remuneration it receives under the Finance Documents or in relation to any other business it carries on with any Obligor or its related entities.

7.	Reliance

The Collateral Agent may:

(a)	rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

(b)	rely on any statement made by any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify;

(c)	assume, unless the context otherwise requires, that any communication made by:

(i)	the Company is made on behalf of and with the consent and knowledge of each Obligor; and

(ii)	the COFACE Agent is made on behalf of and with the consent and knowledge of the COFACE Creditors it represents;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(d)	engage, pay for and rely on professional advisers selected by it (including those representing a Party other than the Collateral Agent); and

(e)	act under the Finance Documents through its personnel and agents.

8.	Exclusion of liability

(a)	The Collateral Agent is not liable to any Creditor for any action taken or not taken by it in connection with any Finance Document, unless directly caused by its bad faith, gross negligence or wilful misconduct.

(b)	The Collateral Agent is not liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Collateral Agent if the Collateral Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Collateral Agent for that purpose.

(c) (i)	Nothing in this Agreement will oblige the Collateral Agent to satisfy any customer due diligence requirement in relation to the identity of any person on behalf of any Creditor.

(ii)	Each Creditor confirms to the Collateral Agent that it is solely responsible for any customer due diligence requirements it is required to carry out and that it may not rely on any statement in relation to those requirements made by any other person.

9.	Default

The Collateral Agent is not obliged to monitor or enquire whether a Default has occurred. The Collateral Agent is not deemed to have knowledge of the occurrence of a Default.

10.	Information

(a)	The Collateral Agent must promptly forward to the person concerned the original or a copy of any document which is delivered to the Collateral Agent by a Party for that person.

(b)	Except where a Finance Document specifically provides otherwise, the Collateral Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(c)	Except as provided above, the Collateral Agent has no duty:

(i)	either initially or on a continuing basis to provide any Creditor with any credit or other information concerning the risks arising under or in connection with the Finance Documents (including any information relating to the financial condition or affairs of any Obligor or its related entities or the nature or extent of recourse against any Party or its assets) whether coming into its possession before, on or after the date of this Agreement; or

(ii)	unless specifically requested to do so by a Creditor in accordance with a Finance Document, to request any certificate or other document from any Obligor.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(d)	Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Creditor confirms that it:

(i)	has made, and will continue to make, its own independent appraisal of all risks arising under or in connection with the Finance Documents (including the financial condition and affairs of each Obligor and its related entities and the nature and extent of any recourse against any Party or its assets); and

(ii)	has not relied exclusively on any information provided to it by the Collateral Agent in connection with any Finance Document or agreement entered into in anticipation of or in connection with any Finance Document.

(e)	In acting as the Collateral Agent, the Collateral Agent will be regarded as acting through its agency division which will be treated as a separate entity from its other divisions and departments. Any information acquired by the Collateral Agent which, in its opinion, is acquired by another division or department or otherwise than in its capacity as the Collateral Agent may be treated as confidential by the Collateral Agent and will not be treated as information possessed by the Collateral Agent in its capacity as such.

(f)	The Collateral Agent is not obliged to disclose to any person any confidential information supplied to it by or on behalf of an Obligor (or any related person) solely for the purpose of evaluating whether any waiver or amendment is required in respect of any term of the Finance Documents.

(g)	Each Obligor irrevocably authorises the Collateral Agent to disclose to the other Finance Parties any information which, in its opinion, is received by it in its capacity as the Collateral Agent.

11.	Compliance

The Collateral Agent may refrain from doing anything (including disclosing any information) which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation.

12.	Resignation or Removal of the Collateral Agent

(a)	The Collateral Agent may resign and appoint any of its affiliates as successor Collateral Agent by giving not less than 30 days’ prior written notice to each of the Creditors and the Company.

(b)	Alternatively, the Collateral Agent may resign by giving not less than 30 days’ prior written notice to each of the Creditors and the Company, in which case Motorola and the COFACE Agent may appoint a successor Collateral Agent.

(c)	Motorola and the COFACE Agent may remove the Collateral Agent for any reason by giving not less than 30 days’ prior written notice to the Collateral Agent, in which case Motorola and the COFACE Agent may appoint a successor Collateral Agent.

(d)	If no successor Collateral Agent has been appointed under paragraph (b) above within 30 days after notice of resignation or removal was given, the Collateral Agent may appoint a successor Collateral Agent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(e)	The resignation or removal of the Collateral Agent and the appointment of any successor Collateral Agent must be effected by agreement in form and substance satisfactory to the retiring Collateral Agent, the successor Collateral Agent, Motorola and the COFACE Agent and will both become effective only when the following conditions have been satisfied:

(i)	the successor Collateral Agent notifies all the Parties that it accepts its appointment;

(ii)	the successor Collateral Agent has received legal advice to the effect that the rights under the Finance Documents (and any related documentation) have been transferred or assigned to it;

(iii)	each Creditor (other than the Collateral Agent) confirms to the Collateral Agent that it is satisfied with the credit rating of the proposed successor Collateral Agent; and

(iv)	the successor Collateral Agent is a commercial bank having (or in the case of a subsidiary of a bank holding company, its corporate parent having) combined capital and surplus of at least $250,000,000.

On satisfaction of the above conditions, the successor Collateral Agent will succeed to the position of the Collateral Agent and the term Collateral Agent will mean the successor Collateral Agent.

(f)	The retiring or removed Collateral Agent must, at its own cost:

(i)	make available to the successor Collateral Agent those documents and records and provide any assistance as the successor Collateral Agent may reasonably request for the purposes of performing its functions as the Collateral Agent under the Finance Documents; and

(ii)	enter into and deliver to the successor Collateral Agent those documents and effect any registrations as may be required for the transfer or assignment of all of its rights and benefits under the Finance Documents to the successor Collateral Agent.

(g)	The Company must, at its own cost, take any action and enter into and deliver any document which is required by the Collateral Agent to ensure that a Collateral Agreement provides for effective and perfected Liens in favour of any successor Collateral Agent.

(h)	Upon its resignation or removal becoming effective, this Clause will continue to benefit the retiring or removed Collateral Agent in respect of any action taken or not taken by it in connection with the Finance Documents while it was the Collateral Agent, and, subject to paragraph (f) above, it will have no further obligations under any Finance Document.

(i)	Any corporation or association into which the Collateral Agent may be merged or converted or into which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Collateral Agent may be sold or otherwise transferred, shall be the successor trustee hereunder without any further act.

13.	Relationship with Creditors

The Collateral Agent may treat each Creditor as a Creditor, entitled to payments under this Agreement until it has received not less than five Business Days’ prior notice from that Creditor to the contrary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SCHEDULE 3

FORM OF ACCESSION AGREEMENT

To:	DEUTSCHE BANK TRUST COMPANY AMERICAS as Collateral Agent

MOTOROLA, INC.

IRIDIUM SATELLITE LLC

From: SOCIÉTÉ GÉNÉRALE, as COFACE Agent, for itself and on behalf of each other COFACE Creditor

Dated: [—]

Dear Sirs

IRIDIUM SATELLITE LLC

Collateral Agency and Priority Agreement dated [—] (the Agreement)

1.	Reference is made to the Agreement. This agreement (the Accession Agreement) shall take effect as an Accession Agreement for the purposes of the Agreement. Terms defined in the Agreement have the same meaning in this Accession Agreement.

2.	SOCIÉTÉ GÉNÉRALE, as COFACE Agent, for itself and on behalf of each other COFACE Creditor, agrees to become party to the Agreement as COFACE Agent and to be bound by and benefit from the terms of the Agreement as COFACE Agent pursuant to Section 8.1 (Accession of COFACE Agent) of the Agreement as if it were an original party thereto in such capacity.

IN WITNESS WHEREOF, the parties have caused this Accession Agreement to be duly executed as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,

as COFACE Agent, for itself and on behalf of each other COFACE Creditor

By:
Name:
Title:

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1

Collateral Agent

DEUTSCHE BANK TRUST COMPANY AMERICAS as Collateral Agent, for itself and on behalf of each other Party

By:
Name:
Title:

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT F

Iridium Announces Settlement With Motorola

MCLEAN, Va., Oct. 1, 2010 (GLOBE NEWSWIRE) — Iridium Communications Inc. (Nasdaq:IRDM) today announced that it has signed a confidential settlement agreement with Motorola, Inc. (NYSE:MOT) that resolves all disputed matters in the lawsuit filed by Motorola in February 2010 in the Circuit Court of Cook County, Ill. against two Iridium subsidiaries.

About Iridium Communications Inc.

Iridium Communications Inc. (www.iridium.com) is the only mobile satellite service (MSS) company offering coverage over the entire globe. The Iridium constellation of low-Earth orbiting (LEO) cross-linked satellites provides critical voice and data services for areas not served by terrestrial communication networks. Iridium serves commercial markets through a worldwide network of distributors, and provides services to the U.S. Department of Defense and other U.S. and international government agencies. The company’s customers represent a broad spectrum of industry, including maritime, aeronautical, government/defense, public safety, utilities, oil/gas, mining, forestry, heavy equipment and transportation. Iridium has launched a major development program for its next-generation satellite constellation, Iridium NEXT. The company is headquartered in McLean, Va., U.S.A. and trades on the NASDAQ Global Market under the ticker symbols IRDM (common stock), IRDMW ($7.00 warrants), IRDMZ ($11.50 warrants) and IRDMU (units).

CONTACT: Iridium Communications Inc.

Press Contacts:

Liz DeCastro

+1 (703) 287-7421

liz.decastro@iridium.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.